EQ ADVISORS TRUSTSM

EQ/Core Bond Index Portfolio

EQ/Intermediate Government Bond Portfolio

Multimanager Core Bond Portfolio

SUPPLEMENT DATED MARCH 17, 2023 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

Orhan Imer of SSGA Funds Management, Inc. no longer serves as a member of the team that is responsible for the securities selection, research, and trading for the EQ/Core Bond Index Portfolio, EQ/Intermediate Government Bond Portfolio, and the Index Allocated Portion of the Multimanager Core Bond Portfolio. All references to Orhan Imer in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.